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                                                                    Exhibit 99.1

                               AMENDMENT AGREEMENT

         This AMENDMENT AGREEMENT dated as of September 4, 2003 (the "Agreement"), between CHOICE HOTELS INTERNATIONAL, INC., a Delaware corporation ("Choice") and SUNBURST HOSPITALITY CORPORATION, a Delaware corporation ("Sunburst").

                                    RECITALS

         WHEREAS, on January 4, 2001, Sunburst issued to Choice the 11.375% Series A Senior Subordinated Discount Notes due 2008 (the "Note") containing the terms set forth therein; and

         WHEREAS, Sunburst desires to redeem the note in full; and

         WHEREAS, Sunburst and Choice desire to amend the Note to allow for redemption of the Note on the terms set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree as follows:

1. DEFINITIONS

         As used herein, the following terms have the following meanings:

         "Agreement" shall have the meaning set forth in the preamble to this agreement.

          "Applicable Law" shall mean all applicable federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute or treaty.

         "Choice" shall have the meaning set forth in the preamble to this agreement.

         "Closing" shall have the meaning set forth in Paragraph 4.a.

         "Guarantors" shall have the meaning set forth in the Indenture.

         "Indenture" means, the indenture, dated as of January 4, 2001, among Sunburst, the Guarantors, and the Trustee.

         "Note" shall have the meaning set forth in the Recitals.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Sunburst" shall have the meaning set forth in the preamble to this agreement.

         "Trustee" shall have the meaning set forth in the Indenture.

2. AMENDMENT

   a. At the Closing, pursuant to paragraph 11 of the Note, the Note shall be amended by deleting paragraph 5(b) and 5(c) therein and inserting the following paragraphs:

              (1) "At any time prior to January 5, 2005, the Company may redeem all, but not less than all, of the Notes, at a "Redemption Price" (expressed as a percentage of principal amount) as defined below, plus accrued and unpaid interest and Liquidated Damages, if any, on the Notes redeemed, to the Redemption Date. The date of redemption for the purposes of this Section 5 shall be referred to in the Indenture as the "Redemption Date".

              (2)    The Redemption Price shall be a percentage that is equal to
                     (i) 105.6875%, plus (ii) 2.84375% multiplied by the number of days prior to January 5, 2005 that redemption is made, divided by 365 days."

   b. At the Closing, pursuant to Section 9.02 of the Indenture, the Indenture shall be amended by deleting Section 3.07(a) and 3.07(b) therein and inserting the following paragraphs:

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              (1)    "At any time prior to January 5, 2005, the Company may
                     redeem all, but not less than all, of the Notes, at a "Redemption Price" (expressed as a percentage of principal amount) as defined below, plus accrued and unpaid interest and Liquidated Damages, if any, on the Notes redeemed, to the Redemption Date. The date of redemption for the purposes of this Section 5 shall be referred to in the Indenture as the "Redemption Date".

              (2)    The Redemption Price shall be a percentage that is equal to
                     (i) 105.6875%, plus (ii) 2.84375% multiplied by the number of days prior to January 5, 2005 that redemption is made, divided by 365 days."

3. PAYMENT

   a. At the Closing, Sunburst shall redeem the Note, in full, in accordance with the amended provisions of the Note and Indenture set forth above.

4. CLOSING

   a. Upon Sunburst's notice of its intent to redeem the Note, pursuant to paragraph 8 of the Note and section 3.03 of the Indenture, the Amendment and the Payment as set forth in Articles II and III, above, (the "Closing") shall be held at the offices of Choice Hotels International, Inc., 10750 Columbia Pike, Silver Spring, MD 20901 (or such other place as agreed by the parties), on a date and time to be specified by the parties.

5. PUBLIC ANNOUNCEMENTS

   a. The parties shall consult with each other before issuing any press release, making any public statement or filing any government disclosures with respect to this Agreement and/or the other transactions contemplated hereby and, except as may be required by Applicable Law, will not issue any such press release or make any such public statement without the approval of the other parties. Notwithstanding the foregoing, immediately upon the signing of this Agreement, Choice shall be permitted to issue a press release, to file disclosure with the SEC and to make public statements regarding this Agreement and the terms of this Agreement.

6. TERMINATION

   a.    This Agreement may be terminated at any time prior to the Closing:

         i.   by mutual written agreement of Choice and Sunburst.

         ii.  by either Choice or Sunburst if:

              (1) the Closing shall not have occurred on or before January 31, 2004; or

              (2) there shall be any law or regulation that makes consummation of this Agreement illegal or otherwise prohibited or any judgment, injunction, order or decree of any governmental entity having competent jurisdiction enjoining Choice or Sunburst from consummating this Agreement is entered and such judgment, injunction, order or decree shall have become final and non-appealable and, prior to such termination, the party seeking to terminate shall have used reasonable best efforts to resist, resolve or lift, as applicable, such law, regulation, judgment, injunction, order or decree.

7. FEES AND EXPENSES

   a. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not this Agreement is consummated.

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8. MISCELLANEOUS

   a. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given,

         if to Choice, to:

         Choice Hotels International, Inc.
         10750 Columbia Pike
         Silver Spring, MD 20901
         Attention:  Michael DeSantis
         Facsimile: (301) 592-6269

         if to Sunburst, to:

         Sunburst Hospitality Corporation
         10770 Columbia Pike
         Silver Spring, MD 20901
         Attention: Pam Williams
         Facsimile: (301) 592-3935

         or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received or (b) if given by any other means, when delivered at the address specified in this Section.

   b. Amendments. Any provision of this Agreement may be amended or waived prior to the Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Choice and Sunburst or in the case of a waiver, by the party against whom the waiver is to be effective.

   c. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

   d. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

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         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed on its behalf by its representative thereunto duly authorized, as of the day and year first written above.

                         CHOICE HOTELS INTERNATIONAL, INC.
                         a Delaware corporation



                         By:  /s/ Michael J. DeSantis
                              ---------------------------------------
                              Michael J. DeSantis
                              Senior Vice President, General Counsel & Secretary

                         SUNBURST HOSPITALITY CORPORATION
                         a Delaware corporation



                         By:  /s/ Pamela Mckenzie Williams
                              ---------------------------------------
                              Pamela Mckenzie Williams
                              Senior Vice President, General Counsel & Secretary

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